Bank of Hawaii Corporation Second Quarter 2019 Financial Results

•Diluted Earnings Per Share $1.40
•Net Income $56.9 Million
•Board of Directors Approves Dividend of $0.65 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 22, 2019) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $1.40 for the second quarter of 2019, down from diluted earnings per share of $1.43 in the previous quarter, and up from diluted earnings per share of $1.30 in the same quarter last year. Net income for the second quarter of 2019 was $56.9 million compared with net income of $58.8 million in the first quarter of 2019 and net income of $54.7 million in the second quarter of 2018.

Loan and lease balances increased to $10.8 billion at June 30, 2019, up 2.0 percent from March 31, 2019, and up 7.0 percent compared with June 30, 2018. Total deposits were $15.5 billion at the end of the second quarter of 2019, up 1.5 percent from March 31, 2019 and up 3.7 percent compared with June 30, 2018.

“Bank of Hawaii Corporation continued to perform well during the second quarter of 2019,” said Peter Ho, Chairman, President and CEO. “Loans and deposits continued to grow, asset quality remains strong, and we maintained our disciplined approach to risk, capital, and expense management.”

The return on average assets for the second quarter of 2019 was 1.31 percent, down from 1.38 percent in the previous quarter and up from 1.30 percent in the same quarter last year. The return on average equity for the second quarter of 2019 was 17.97 percent, down from 18.81 percent for the first quarter of 2019 and up from 17.68 percent for the second quarter of 2018. The efficiency ratio for the second quarter of 2019 improved to 54.69 percent compared with 55.22 percent in the previous quarter and 56.12 percent in the same quarter last year.

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Bank of Hawaii Corporation Second Quarter 2019 Financial Results Page 2

For the six-month period ended June 30, 2019, net income was $115.7 million, an increase of $6.9 million from net income of $108.8 million during the same period last year. Diluted earnings per share were $2.82 for the first half of 2019, an increase of $0.25 from diluted earnings per share of $2.57 for the first half of 2018.

The return on average assets for the six-month period ended June 30, 2019 was 1.34 percent compared with the return on average assets of 1.29 percent for the same six months in 2018. The year-to-date return on average equity was 18.39 percent for the first half of 2019 compared with the return on average equity of 17.71 percent for the six-month period ended June 30, 2018. The efficiency ratio for the first half of 2019 improved to 54.95 percent compared with 57.01 percent in the same period last year.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the second quarter of 2019 was $124.7 million, a decrease of $1.1 million compared with $125.8 million in the first quarter of 2019 and an increase of $2.9 million compared with $121.8 million in the second quarter of 2018. Net interest income, on a taxable equivalent basis, for the first half of 2019 was $250.5 million, an increase of $8.4 million compared with net interest income of $242.1 million for the first half of 2018. Analyses of the changes in net interest income are included in Tables 8a, 8b and 8c.

The net interest margin was 3.04 percent for the second quarter of 2019, down 8 basis points from 3.12 percent in the previous quarter and equal to the net interest margin of 3.04 percent in the second quarter of 2018. The net interest margin for the first six months of 2019 was 3.08 percent compared with the net interest margin of 3.02 percent for the same six-month period last year.

Results for the second quarter of 2019 included a provision for credit losses of $4.0 million compared with $3.0 million in the previous quarter and $3.5 million in the same quarter last year. The provision for credit losses during the first half of 2019 was $7.0 million compared with a provision for credit losses of $7.6 million during the same period in 2018.

Noninterest income was $45.5 million in the second quarter of 2019, an increase of $1.8 million compared with $43.7 million in the first quarter of 2019 and an increase of $4.2 million compared with $41.3 million in the second quarter of 2018. There were no significant items in noninterest income during the second quarter of 2019. Noninterest income in the first quarter of 2019 included a $1.4 million commission related to insurance products offered through a third-party administrator. Noninterest income during the second quarter of 2018 included a negative adjustment of $1.0 million related to a change in the Visa Class B conversion ratio. Noninterest income for the first half of 2019 was $89.1 million, an increase of $3.8 million compared with noninterest income of $85.3 million for the first half of 2018.

Noninterest expense was $92.7 million in the second quarter of 2019, a decrease of $0.4 million compared with $93.1 million in the first quarter of 2019 and an increase of $1.9 million compared with $90.8 million in the second quarter last year. There were no significant items in noninterest expense during the second quarter of 2019 or the second quarter of 2018. Noninterest expense in the first quarter of 2019 included seasonal payroll expenses of approximately $2.7 million. Noninterest expense for the first half of 2019 was $185.8 million, an increase of $0.6 million compared with noninterest expense of $185.2 million for the first half of 2018. An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

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Bank of Hawaii Corporation Second Quarter 2019 Financial Results Page 3

The effective tax rate for the second quarter of 2019 was 21.84 percent compared with 18.85 percent in the previous quarter and 18.94 percent in the same quarter last year. The higher effective tax rate in the second quarter of 2019 was primarily due to repositioning of the investment securities portfolio which reduced municipal securities and the related tax benefit. The effective tax rate for the first half of 2019 was 20.35 percent compared with an effective tax rate of 17.60 percent during the same period last year.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services and Private Banking, and Treasury & Other. Results for the business segments are determined based on the Company’s internal financial management reporting process and organizational structure. Selected financial information is included in Tables 13a and 13b.

Asset Quality

The Company’s asset quality continued to remain strong during the second quarter of 2019. Total non-performing assets were $21.8 million at June 30, 2019 compared with $17.9 million at March 31, 2019 and $15.2 million at June 30, 2018. The increase in non-performing assets during the second quarter of 2019 is due to the addition of commercial mortgage loan exposure to one customer in Guam. As a percentage of total loans and leases, including foreclosed real estate, non-performing assets were 0.20 percent at the end of the second quarter of 2019 compared with 0.17 percent at the end of the first quarter of 2019 and 0.15 percent at the end of the second quarter last year.

Accruing loans and leases past due 90 days or more were $6.4 million at June 30, 2019 compared with $6.1 million at March 31, 2019 and $13.3 million at June 30, 2018. Restructured loans not included in non-accrual loans or accruing loans past due 90 days or more were $48.6 million at June 30, 2019, essentially flat with March 31, 2019 and down from $50.2 million at June 30, 2018. More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.

Net loan and lease charge-offs during the second quarter of 2019 were $2.4 million or 0.09 percent annualized of total average loans and leases outstanding. Loan and lease charge-offs of $5.1 million during the quarter were partially offset by recoveries of $2.8 million. Net charge-offs during the first quarter of 2019 were $3.7 million or 0.14 percent annualized of total average loans and leases outstanding and comprised of $6.8 million in charge-offs and recoveries of $3.2 million. Net charge-offs during the second quarter of 2018 were $3.3 million or 0.13 percent annualized of total average loans and leases outstanding and comprised of $5.7 million in charge-offs and recoveries of $2.4 million. Net charge-offs during the first half of 2019 were $6.0 million or 0.12 percent annualized of total average loans and leases outstanding compared with net charge-offs of $6.8 million or 0.14 percent annualized of total average loans and leases outstanding for the first half of 2018.

The allowance for loan and lease losses was $107.7 million at June 30, 2019 compared with $106.0 million at March 31, 2019 and $108.2 million at June 30, 2018. The ratio of the allowance for loan and lease losses to total loans and leases was 1.00 percent at June 30, 2019, a decrease of 1 basis point from the previous quarter and 8 basis points from the second quarter last year. The reserve for unfunded commitments of $6.8 million at June 30, 2019 was unchanged from March 31, 2019 and June 30, 2018. Details of loan and lease charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 12.

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Bank of Hawaii Corporation Second Quarter 2019 Financial Results Page 4

Other Financial Highlights

Total assets were $17.7 billion at June 30, 2019, up from $17.4 billion at March 31, 2019 and $17.1 billion at June 30, 2018. Average total assets were $17.5 billion during the second quarter of 2019 compared with $17.2 billion during the previous quarter and $16.9 billion during the second quarter last year.

The investment securities portfolio was $5.6 billion at June 30, 2019, up from $5.5 billion at March 31, 2019 and down from $5.7 billion at June 30, 2018. The portfolio remains largely comprised of securities issued by U.S. government agencies and includes $3.0 billion in securities held to maturity and $2.6 billion in securities available for sale. The securities portfolio at March 31, 2019 included $3.7 billion in securities held to maturity and $1.9 billion in securities available for sale compared with $3.6 billion in securities held to maturity and $2.1 billion in securities available for sale at June 30, 2018.

Total loans and leases were $10.8 billion at June 30, 2019, up from $10.5 billion at March 31, 2019, and $10.1 billion at June 30, 2018. Average total loans and leases increased to $10.6 billion during the second quarter of 2019 compared with $10.5 billion during the previous quarter and $10.0 billion during the same quarter last year. The commercial loan portfolio was $4.1 billion at June 30, 2019, up $102.1 million or 2.6 percent from commercial loans of $4.0 billion at March 31, 2019, and up $286.0 million or 7.5 percent from commercial loans of $3.8 billion at June 30, 2018. The consumer loan portfolio increased to $6.7 billion at June 30, 2019, up $108.5 million or 1.7 percent from consumer loans of $6.5 billion at March 31, 2019 and up $419.8 million or 6.7 percent from consumer loans of $6.2 billion at June 30, 2018. Loan and lease portfolio balances are summarized in Table 10.

Total deposits were $15.5 billion at June 30, 2019, up from $15.3 billion at March 31, 2019 and $14.9 billion at June 30, 2018. Average total deposits were $15.2 billion during the second quarter of 2019, up from $15.0 billion during the previous quarter and $14.7 billion during the same quarter last year. Consumer deposits of $7.9 billion at June 30, 2019 were down $64.5 million or 0.8 percent from consumer deposits at March 31, 2019 and up $207.8 million or 2.7 percent from consumer deposits of $7.7 billion at June 30, 2018. Commercial deposits increased to $6.2 billion at June 30, 2019, up $16.9 million or 0.3 percent from commercial deposits of $6.2 billion at March 31, 2019 and up $257.6 million or 4.3 percent from commercial deposits of $5.9 billion at June 30, 2018. Other deposits, including public funds, were $1.4 billion at June 30, 2019, up $269.1 million from other deposits of $1.2 billion at March 31, 2019 and up $80.0 million from other deposits of $1.3 billion at June 30, 2018. The increase in other deposits from the previous quarter was largely due to seasonal public demand deposits. Deposit balances are summarized in Tables 7a, 7b, and 10.

During the second quarter of 2019, the Company repurchased 433.4 thousand shares of common stock at a total cost of $34.9 million under its share repurchase program at an average cost was $80.49 per share. From the beginning of the share repurchase program initiated during July of 2001 through June 30, 2019, the Company has repurchased 56.2 million shares and returned over $2.2 billion to shareholders at an average cost of $39.81 per share. Remaining buyback authority under the share repurchase program was $86.9 million at June 30, 2019. From July 1 through July 19, 2019, the Company repurchased an additional 84.0 thousand shares of common stock at an average cost of $81.75 per share.

Total shareholders’ equity increased to $1.29 billion at June 30, 2019 compared with $1.27 billion at March 31, 2019 and $1.25 billion at June 30, 2018. The Tier 1 Capital Ratio at June 30, 2019 was 12.46 percent compared with 12.75 percent at March 31, 2019 and 13.27 percent at June 30, 2018. The Tier 1 leverage ratio at June 30, 2019 was 7.36 percent compared with 7.46 percent at March 31, 2019 and 7.53 percent at June 30, 2018.

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Bank of Hawaii Corporation Second Quarter 2019 Financial Results Page 5

The Company’s Board of Directors declared a quarterly cash dividend of $0.65 per share on the Company’s outstanding shares. The dividend will be payable on September 16, 2019 to shareholders of record at the close of business on August 30, 2019.

Hawaii Economy

General economic conditions in Hawaii continued to remain positive during the second quarter of 2019. The statewide seasonally-adjusted unemployment rate in Hawaii of 2.8 percent in June 2019 continues to remain among the lowest in the United States compared with 3.7 percent nationally. For the first five months of 2019, total visitor arrivals increased 3.8 percent and air seat capacity increased 1.6 percent compared to the same period in 2018. For the first five months of 2019, visitor spending decreased 3.1 percent even with the continued growth in arrivals. The real estate market remained active during the first half of 2019 despite slower sales. For the first six months of 2019, the volume of single-family home sales on Oahu decreased 3.7 percent and median sales prices were down 0.5 percent compared with the same period in 2018. The volume of condominium sales during the first half of 2019 on Oahu declined 8.8 percent with median sales prices 1.4 percent lower than 2018. As of June 30, 2019, months of inventory of single-family homes and condominiums on Oahu remained low at 3.6 months and 3.9 months, respectively. More information on current Hawaii economic trends is presented in Table 15.

Conference Call Information

The Company will review its second quarter 2019 financial results today at 2:00 p.m. Eastern Time (8:00 a.m. Hawaii Time). The call will be accessible via teleconference and via the investor relations link of Bank of Hawaii Corporation's website, www.boh.com. The toll-free number is 1 (844) 543-5235 in the United States and Canada and 1 (703) 318-2209 for other international callers. Use the pass code “Bank of Hawaii” to access the call. A replay will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, July 22, 2019. The replay number is 1 (855) 859-2056 in the United States and Canada and 1 (404) 537-3406 from other international locations. Enter the conference ID 5038719 when prompted. In addition, a replay will be available on the Company's website, www.boh.com.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. Do not unduly rely on forward-looking statements. Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the U.S. Securities and Exchange Commission. We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers, and governments in Hawaii, American Samoa, and the West Pacific. The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2019	2019	2018	2019	2018
For the Period:
Operating Results
Net Interest Income	$124,097	$124,837	$120,496	$248,934	$239,452
Provision for Credit Losses	4,000	3,000	3,500	7,000	7,625
Total Noninterest Income	45,450	43,679	41,298	89,129	85,333
Total Noninterest Expense	92,725	93,057	90,791	185,782	185,175
Net Income	56,919	58,799	54,718	115,718	108,758
Basic Earnings Per Share	1.40	1.44	1.31	2.84	2.59
Diluted Earnings Per Share	1.40	1.43	1.30	2.82	2.57
Dividends Declared Per Share	0.65	0.62	0.60	1.27	1.12

Performance Ratios
Return on Average Assets	1.31%	1.38%	1.30%	1.34%	1.29%
Return on Average Shareholders' Equity	17.97	18.81	17.68	18.39	17.71
Efficiency Ratio [1]	54.69	55.22	56.12	54.95	57.01
Net Interest Margin [2]	3.04	3.12	3.04	3.08	3.02
Dividend Payout Ratio [3]	46.43	43.06	45.80	44.72	43.24
Average Shareholders' Equity to Average Assets	7.27	7.35	7.34	7.31	7.31

Average Balances
Average Loans and Leases	$10,631,558	$10,467,321	$9,962,860	$10,549,893	$9,883,746
Average Assets	17,480,651	17,236,059	16,921,820	17,359,031	16,939,527
Average Deposits	15,162,782	14,971,404	14,709,299	15,067,622	14,714,752
Average Shareholders' Equity	1,270,162	1,267,438	1,241,672	1,268,808	1,238,628

Per Share of Common Stock
Book Value	$31.61	$30.91	$29.65	$31.61	$29.65
Tangible Book Value	30.83	30.14	28.90	30.83	28.90
Market Value
Closing	82.91	78.87	83.42	82.91	83.42
High	84.53	83.94	88.92	84.53	89.09
Low	75.24	66.54	80.20	66.54	78.40

		June 30,	March 31,	December 31,	June 30,
		2019	2019	2018	2018
As of Period End:
Balance Sheet Totals
Loans and Leases		$10,759,129	$10,548,609	$10,448,774	$10,053,323
Total Assets		17,688,845	17,446,413	17,143,974	17,124,162
Total Deposits		15,488,821	15,267,310	15,027,242	14,943,358
Other Debt		110,605	110,624	135,643	235,681
Total Shareholders' Equity		1,285,948	1,269,690	1,268,200	1,247,717

Asset Quality
Non-Performing Assets		$21,782	$17,925	$12,930	$15,157
Allowance for Loan and Lease Losses		107,672	106,023	106,693	108,188
Allowance to Loans and Leases Outstanding		1.00%	1.01%	1.02%	1.08%

Capital Ratios
Common Equity Tier 1 Capital Ratio		12.46%	12.75%	13.07%	13.27%
Tier 1 Capital Ratio		12.46	12.75	13.07	13.27
Total Capital Ratio		13.57	13.87	14.21	14.47
Tier 1 Leverage Ratio		7.36	7.46	7.60	7.53
Total Shareholders' Equity to Total Assets		7.27	7.28	7.40	7.29
Tangible Common Equity to Tangible Assets [4]		7.10	7.11	7.23	7.12
Tangible Common Equity to Risk-Weighted Assets [4]		12.17	12.28	12.52	12.68

Non-Financial Data
Full-Time Equivalent Employees		2,152	2,112	2,122	2,173
Branches		68	69	69	69
ATMs		383	385	382	385

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures					Table 2
		June 30,	March 31,	December 31,	June 30,
(dollars in thousands)		2019	2019	2018	2018

Total Shareholders' Equity		$1,285,948	$1,269,690	$1,268,200	$1,247,717
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity		$1,254,431	$1,238,173	$1,236,683	$1,216,200

Total Assets		$17,688,845	$17,446,413	$17,143,974	$17,124,162
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Assets		$17,657,328	$17,414,896	$17,112,457	$17,092,645

Risk-Weighted Assets, determined in accordance
	with prescribed regulatory requirements	$10,309,085	$10,079,858	$9,878,904	$9,593,242

Total Shareholders' Equity to Total Assets		7.27%	7.28%	7.40%	7.29%
Tangible Common Equity to Tangible Assets (Non-GAAP)		7.10%	7.11%	7.23%	7.12%

Tier 1 Capital Ratio		12.46%	12.75%	13.07%	13.27%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)		12.17%	12.28%	12.52%	12.68%

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2019	2019	2018	2019	2018
Interest Income
Interest and Fees on Loans and Leases	$110,401	$108,511	$101,311	$218,912	$198,945
Income on Investment Securities
Available-for-Sale	15,072	13,432	12,380	28,504	24,521
Held-to-Maturity	22,149	21,921	20,711	44,070	42,007
Deposits	9	15	(4)	24	14
Funds Sold	730	1,444	846	2,174	1,603
Other	210	319	341	529	641
Total Interest Income	148,571	145,642	135,585	294,213	267,731
Interest Expense
Deposits	18,628	15,284	9,459	33,912	17,040
Securities Sold Under Agreements to Repurchase	4,623	4,571	4,617	9,194	9,181
Funds Purchased	512	157	83	669	136
Short-Term Borrowings	1	36	13	37	29
Other Debt	710	757	917	1,467	1,893
Total Interest Expense	24,474	20,805	15,089	45,279	28,279
Net Interest Income	124,097	124,837	120,496	248,934	239,452
Provision for Credit Losses	4,000	3,000	3,500	7,000	7,625
Net Interest Income After Provision for Credit Losses	120,097	121,837	116,996	241,934	231,827
Noninterest Income
Trust and Asset Management	11,385	10,761	11,356	22,146	22,537
Mortgage Banking	3,336	2,287	2,179	5,623	4,324
Service Charges on Deposit Accounts	7,283	7,364	6,865	14,647	13,994
Fees, Exchange, and Other Service Charges	14,252	14,208	14,400	28,460	28,733
Investment Securities Gains (Losses), Net	(776)	(835)	(1,702)	(1,611)	(2,368)
Annuity and Insurance	1,806	2,578	1,847	4,384	3,053
Bank-Owned Life Insurance	1,779	1,710	1,796	3,489	3,638
Other	6,385	5,606	4,557	11,991	11,422
Total Noninterest Income	45,450	43,679	41,298	89,129	85,333
Noninterest Expense
Salaries and Benefits	53,511	56,586	52,148	110,097	106,570
Net Occupancy	8,579	7,594	8,588	16,173	17,122
Net Equipment	6,895	6,833	5,845	13,728	11,372
Data Processing	4,727	4,526	4,563	9,253	8,454
Professional Fees	2,177	2,453	2,546	4,630	5,319
FDIC Insurance	1,290	1,269	2,182	2,559	4,339
Other	15,546	13,796	14,919	29,342	31,999
Total Noninterest Expense	92,725	93,057	90,791	185,782	185,175
Income Before Provision for Income Taxes	72,822	72,459	67,503	145,281	131,985
Provision for Income Taxes	15,903	13,660	12,785	29,563	23,227
Net Income	$56,919	$58,799	$54,718	$115,718	$108,758
Basic Earnings Per Share	$1.40	$1.44	$1.31	$2.84	$2.59
Diluted Earnings Per Share	$1.40	$1.43	$1.30	$2.82	$2.57
Dividends Declared Per Share	$0.65	$0.62	$0.60	$1.27	$1.12
Basic Weighted Average Shares	40,541,594	40,938,318	41,884,221	40,738,772	41,960,743
Diluted Weighted Average Shares	40,769,767	41,213,453	42,152,200	40,988,001	42,252,900

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2019	2019	2018	2019	2018
Net Income	$56,919	$58,799	$54,718	$115,718	$108,758
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	16,209	6,919	(2,974)	23,128	(12,095)
Defined Benefit Plans	245	246	216	491	432
Other Comprehensive Income (Loss)	16,454	7,165	(2,758)	23,619	(11,663)
Comprehensive Income	$73,373	$65,964	$51,960	$139,337	$97,095

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2019	2019	2018	2018
Assets
Interest-Bearing Deposits in Other Banks	$3,859	$3,550	$3,028	$3,524
Funds Sold	204,340	243,867	198,860	361,933
Investment Securities
Available-for-Sale	2,649,949	1,859,256	2,007,942	2,092,870
Held-to-Maturity (Fair Value of $2,973,229; $3,637,496; $3,413,994; and $3,500,497)	2,959,611	3,668,811	3,482,092	3,595,891
Loans Held for Sale	22,706	17,909	10,987	16,025
Loans and Leases	10,759,129	10,548,609	10,448,774	10,053,323
Allowance for Loan and Lease Losses	(107,672)	(106,023)	(106,693)	(108,188)
Net Loans and Leases	10,651,457	10,442,586	10,342,081	9,945,135
Total Earning Assets	16,491,922	16,235,979	16,044,990	16,015,378
Cash and Due from Banks	282,164	293,871	324,081	312,303
Premises and Equipment, Net	169,671	159,344	151,837	142,791
Operating Lease Right-of-Use Assets	103,336	104,166	—	—
Accrued Interest Receivable	49,726	52,820	51,230	50,594
Foreclosed Real Estate	2,737	3,225	1,356	2,926
Mortgage Servicing Rights	24,233	24,149	24,310	24,583
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	285,295	285,155	283,771	281,018
Other Assets	248,244	256,187	230,882	263,052
Total Assets	$17,688,845	$17,446,413	$17,143,974	$17,124,162

Liabilities
Deposits
Noninterest-Bearing Demand	$4,528,251	$4,595,915	$4,739,596	$4,729,203
Interest-Bearing Demand	3,033,066	2,961,444	3,002,925	3,111,069
Savings	6,004,528	5,946,881	5,539,199	5,389,763
Time	1,922,976	1,763,070	1,745,522	1,713,323
Total Deposits	15,488,821	15,267,310	15,027,242	14,943,358
Short-Term Borrowings	—	—	199	330
Securities Sold Under Agreements to Repurchase	504,299	504,299	504,296	504,193
Other Debt	110,605	110,624	135,643	235,681
Operating Lease Liabilities	110,483	111,230	—	—
Retirement Benefits Payable	40,047	40,343	40,494	36,730
Accrued Interest Payable	9,454	8,474	8,253	7,395
Taxes Payable and Deferred Taxes	21,337	29,935	19,736	15,136
Other Liabilities	117,851	104,508	139,911	133,622
Total Liabilities	16,402,897	16,176,723	15,875,774	15,876,445
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: June 30, 2019 - 58,175,367 / 40,687,719;
March 31, 2019 - 58,166,535 / 41,078,688; December 31, 2018 - 58,063,689 / 41,499,898;
and June 30, 2018 - 58,070,285 / 42,084,066)	579	578	577	577
Capital Surplus	577,346	574,594	571,704	566,436
Accumulated Other Comprehensive Loss	(27,424)	(43,878)	(51,043)	(53,855)
Retained Earnings	1,704,993	1,674,264	1,641,314	1,581,168
Treasury Stock, at Cost (Shares: June 30, 2019 - 17,487,648; March 31, 2019 - 17,087,847;
December 31, 2018 - 16,563,791; and June 30, 2018 - 15,986,219)	(969,546)	(935,868)	(894,352)	(846,609)
Total Shareholders' Equity	1,285,948	1,269,690	1,268,200	1,247,717
Total Liabilities and Shareholders' Equity	$17,688,845	$17,446,413	$17,143,974	$17,124,162

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
				hensive
	Common Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2018	41,499,898	$577	$571,704	$(51,043)	$1,641,314	$(894,352)	$1,268,200
Net Income	—	—	—	—	115,718	—	115,718
Other Comprehensive Income	—	—	—	23,619	—	—	23,619
Share-Based Compensation	—	—	4,438	—	—	—	4,438
Common Stock Issued under Purchase and Equity
Compensation Plans	174,709	2	1,204	—	162	2,981	4,349
Common Stock Repurchased	(986,888)	—	—	—	—	(78,175)	(78,175)
Cash Dividends Declared ($1.27 per share)	—	—	—	—	(52,201)	—	(52,201)
Balance as of June 30, 2019	40,687,719	$579	$577,346	$(27,424)	$1,704,993	$(969,546)	$1,285,948

Balance as of December 31, 2017	42,401,443	$576	$561,161	$(34,715)	$1,512,218	$(807,372)	$1,231,868
Net Income	—	—	—	—	108,758	—	108,758
Other Comprehensive Loss	—	—	—	(11,663)	—	—	(11,663)
Reclassification of the Income Tax Effects of the
Tax Cuts and Jobs Act from AOCI	—	—	—	(7,477)	7,477	—	—
Share-Based Compensation	—	—	4,055	—	—	—	4,055
Common Stock Issued under Purchase and Equity
Compensation Plans	179,644	1	1,220	—	166	2,992	4,379
Common Stock Repurchased	(497,021)	—	—	—	—	(42,229)	(42,229)
Cash Dividends Declared ($1.12 per share)	—	—	—	—	(47,451)	—	(47,451)
Balance as of June 30, 2018	42,084,066	$577	$566,436	$(53,855)	$1,581,168	$(846,609)	$1,247,717

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2019			March 31, 2019			June 30, 2018
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.9	$—	1.25%	$3.0	$—	2.05%	$2.9	$—	(0.52)%
Funds Sold	123.6	0.8	2.34	241.6	1.5	2.39	185.2	0.8	1.81
Investment Securities
Available-for-Sale
Taxable	2,004.3	14.3	2.87	1,595.8	11.5	2.90	1,564.5	9.2	2.35
Non-Taxable	86.8	0.9	4.15	279.1	2.4	3.45	583.6	4.0	2.78
Held-to-Maturity
Taxable	3,358.0	21.0	2.50	3,373.5	20.5	2.43	3,471.7	19.2	2.22
Non-Taxable	193.0	1.5	3.08	234.1	1.8	3.15	237.1	1.9	3.17
Total Investment Securities	5,642.1	37.7	2.68	5,482.5	36.2	2.65	5,856.9	34.3	2.35
Loans Held for Sale	18.7	0.2	4.05	12.4	0.1	4.35	14.8	0.2	4.44
Loans and Leases [1]
Commercial and Industrial	1,385.7	14.9	4.31	1,357.8	15.3	4.57	1,307.6	12.8	3.92
Commercial Mortgage	2,386.3	25.9	4.35	2,310.4	24.9	4.36	2,123.5	21.9	4.13
Construction	125.3	1.7	5.51	150.4	1.9	5.08	183.4	2.2	4.82
Commercial Lease Financing	159.9	1.0	2.49	160.9	0.9	2.28	179.4	1.0	2.24
Residential Mortgage	3,730.4	36.0	3.87	3,680.2	35.5	3.86	3,526.9	33.6	3.81
Home Equity	1,694.9	16.2	3.83	1,690.0	16.1	3.87	1,612.7	15.1	3.76
Automobile	688.5	6.2	3.62	668.2	6.0	3.66	573.6	5.7	3.97
Other [2]	460.6	8.4	7.33	449.4	7.9	7.13	455.8	8.9	7.86
Total Loans and Leases	10,631.6	110.3	4.16	10,467.3	108.5	4.18	9,962.9	101.2	4.07
Other	35.0	0.2	2.40	35.5	0.3	3.60	39.8	0.4	3.43
Total Earning Assets [3]	16,453.9	149.2	3.63	16,242.3	146.6	3.64	16,062.5	136.9	3.41
Cash and Due from Banks	241.6			240.8			251.0
Other Assets	785.2			753.0			608.3
Total Assets	$17,480.7			$17,236.1			$16,921.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,902.5	1.4	0.19	$2,939.9	1.5	0.20	$2,969.8	1.2	0.16
Savings	6,002.0	8.9	0.60	5,760.8	6.7	0.47	5,392.2	3.1	0.23
Time	1,866.6	8.3	1.79	1,703.4	7.1	1.69	1,705.7	5.2	1.21
Total Interest-Bearing Deposits	10,771.1	18.6	0.69	10,404.1	15.3	0.60	10,067.7	9.5	0.38
Short-Term Borrowings	82.3	0.5	2.46	31.1	0.2	2.49	21.0	0.1	1.80
Securities Sold Under Agreements to Repurchase	504.3	4.7	3.63	504.3	4.6	3.63	505.1	4.6	3.62
Other Debt	110.6	0.7	2.57	120.0	0.7	2.55	235.7	0.9	1.56
Total Interest-Bearing Liabilities	11,468.3	24.5	0.85	11,059.5	20.8	0.76	10,829.5	15.1	0.56
Net Interest Income		$124.7			$125.8			$121.8
Interest Rate Spread			2.78%			2.88%			2.85%
Net Interest Margin			3.04%			3.12%			3.04%
Noninterest-Bearing Demand Deposits	4,391.7			4,567.3			4,641.6
Other Liabilities	350.5			341.9			209.0
Shareholders' Equity	1,270.2			1,267.4			1,241.7
Total Liabilities and Shareholders' Equity	$17,480.7			$17,236.1			$16,921.8

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $601,000, $981,000, and $1,298,000 for the three months ended June 30, 2019, March 31, 2019, and June 30, 2018, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis						Table 7b
	Six Months Ended			Six Months Ended
	June 30, 2019			June 30, 2018
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.9	$—	1.65%	$2.9	$—	0.94%
Funds Sold	182.3	2.2	2.37	194.9	1.6	1.64
Investment Securities
Available-for-Sale
Taxable	1,801.2	25.9	2.88	1,579.7	18.0	2.29
Non-Taxable	182.5	3.3	3.63	594.1	8.2	2.76
Held-to-Maturity
Taxable	3,365.7	41.5	2.46	3,551.0	39.0	2.20
Non-Taxable	213.4	3.3	3.12	237.6	3.8	3.17
Total Investment Securities	5,562.8	74.0	2.66	5,962.4	69.0	2.32
Loans Held for Sale	15.6	0.3	4.16	14.5	0.3	4.11
Loans and Leases [1]
Commercial and Industrial	1,371.8	30.2	4.43	1,294.3	24.6	3.83
Commercial Mortgage	2,348.6	50.7	4.36	2,110.0	42.4	4.06
Construction	137.8	3.6	5.27	186.4	4.3	4.63
Commercial Lease Financing	160.4	1.9	2.38	179.5	2.0	2.22
Residential Mortgage	3,705.4	71.5	3.86	3,502.6	66.9	3.82
Home Equity	1,692.5	32.3	3.85	1,604.1	29.7	3.73
Automobile	678.4	12.3	3.64	557.7	11.3	4.08
Other [2]	455.0	16.3	7.23	449.1	17.6	7.88
Total Loans and Leases	10,549.9	218.8	4.17	9,883.7	198.8	4.04
Other	35.2	0.5	3.00	40.3	0.7	3.19
Total Earning Assets [3]	16,348.7	295.8	3.63	16,098.7	270.4	3.37
Cash and Due from Banks	241.2			239.9
Other Assets	769.1			600.9
Total Assets	$17,359.0			$16,939.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,921.1	2.8	0.20	$2,974.0	1.9	0.13
Savings	5,882.1	15.7	0.54	5,379.3	5.3	0.20
Time	1,785.4	15.4	1.74	1,709.6	9.8	1.16
Total Interest-Bearing Deposits	10,588.6	33.9	0.65	10,062.9	17.0	0.34
Short-Term Borrowings	56.8	0.7	2.47	20.0	0.2	1.64
Securities Sold Under Agreements to Repurchase	504.3	9.2	3.63	505.2	9.2	3.61
Other Debt	115.3	1.5	2.56	246.3	1.9	1.55
Total Interest-Bearing Liabilities	11,265.0	45.3	0.81	10,834.4	28.3	0.52
Net Interest Income		$250.5			$242.1
Interest Rate Spread			2.82%			2.85%
Net Interest Margin			3.08%			3.02%
Noninterest-Bearing Demand Deposits	4,479.0			4,651.9
Other Liabilities	346.2			214.6
Shareholders' Equity	1,268.8			1,238.6
Total Liabilities and Shareholders' Equity	$17,359.0			$16,939.5

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1,582,000 and $2,642,000 for the six months ended June 30, 2019 and June 30, 2018, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended June 30, 2019
	Compared to March 31, 2019
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.7)	$—	$(0.7)
Investment Securities
Available-for-Sale
Taxable	2.9	(0.1)	2.8
Non-Taxable	(1.9)	0.4	(1.5)
Held-to-Maturity
Taxable	(0.1)	0.6	0.5
Non-Taxable	(0.3)	—	(0.3)
Total Investment Securities	0.6	0.9	1.5
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	0.4	(0.8)	(0.4)
Commercial Mortgage	1.1	(0.1)	1.0
Construction	(0.3)	0.1	(0.2)
Commercial Lease Financing	—	0.1	0.1
Residential Mortgage	0.5	—	0.5
Home Equity	0.1	—	0.1
Automobile	0.2	—	0.2
Other [2]	0.2	0.3	0.5
Total Loans and Leases	2.2	(0.4)	1.8
Other	—	(0.1)	(0.1)
Total Change in Interest Income	2.2	0.4	2.6

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.1)	(0.1)
Savings	0.3	1.9	2.2
Time	0.7	0.5	1.2
Total Interest-Bearing Deposits	1.0	2.3	3.3
Short-Term Borrowings	0.3	—	0.3
Securities Sold Under Agreements to Repurchase	—	0.1	0.1
Total Change in Interest Expense	1.3	2.4	3.7

Change in Net Interest Income	$0.9	$(2.0)	$(1.1)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended June 30, 2019
	Compared to June 30, 2018
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.2)	$0.2	$—
Investment Securities
Available-for-Sale
Taxable	2.8	2.3	5.1
Non-Taxable	(4.5)	1.4	(3.1)
Held-to-Maturity
Taxable	(0.6)	2.4	1.8
Non-Taxable	(0.3)	(0.1)	(0.4)
Total Investment Securities	(2.6)	6.0	3.4
Loans and Leases
Commercial and Industrial	0.8	1.3	2.1
Commercial Mortgage	2.8	1.2	4.0
Construction	(0.8)	0.3	(0.5)
Commercial Lease Financing	(0.1)	0.1	—
Residential Mortgage	1.9	0.5	2.4
Home Equity	0.8	0.3	1.1
Automobile	1.1	(0.6)	0.5
Other [2]	0.1	(0.6)	(0.5)
Total Loans and Leases	6.6	2.5	9.1
Other	(0.1)	(0.1)	(0.2)
Total Change in Interest Income	3.7	8.6	12.3

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	0.2	0.2
Savings	0.4	5.4	5.8
Time	0.4	2.7	3.1
Total Interest-Bearing Deposits	0.8	8.3	9.1
Short-Term Borrowings	0.4	—	0.4
Securities Sold Under Agreements to Repurchase	—	0.1	0.1
Other Debt	(0.6)	0.4	(0.2)
Total Change in Interest Expense	0.6	8.8	9.4

Change in Net Interest Income	$3.1	$(0.2)	$2.9

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Six Months Ended June 30, 2019
	Compared to June 30, 2018
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$0.7	$0.6
Investment Securities
Available-for-Sale
Taxable	2.8	5.1	7.9
Non-Taxable	(6.9)	2.0	(4.9)
Held-to-Maturity
Taxable	(2.1)	4.6	2.5
Non-Taxable	(0.4)	(0.1)	(0.5)
Total Investment Securities	(6.6)	11.6	5.0
Loans and Leases
Commercial and Industrial	1.5	4.1	5.6
Commercial Mortgage	5.0	3.3	8.3
Construction	(1.2)	0.5	(0.7)
Commercial Lease Financing	(0.2)	0.1	(0.1)
Residential Mortgage	3.9	0.7	4.6
Home Equity	1.7	0.9	2.6
Automobile	2.3	(1.3)	1.0
Other [2]	0.2	(1.5)	(1.3)
Total Loans and Leases	13.2	6.8	20.0
Other	(0.1)	(0.1)	(0.2)
Total Change in Interest Income	6.4	19.0	25.4

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	0.9	0.9
Savings	0.5	9.9	10.4
Time	0.5	5.1	5.6
Total Interest-Bearing Deposits	1.0	15.9	16.9
Short-Term Borrowings	0.4	0.1	0.5
Other Debt	(1.3)	0.9	(0.4)
Total Change in Interest Expense	0.1	16.9	17.0

Change in Net Interest Income	$6.3	$2.1	$8.4

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2019	2019	2018	2019	2018
Salaries	$32,834	$32,480	$33,269	$65,314	$65,973
Incentive Compensation	5,464	5,904	4,416	11,368	9,594
Share-Based Compensation	1,994	3,079	2,423	5,073	4,504
Commission Expense	1,704	930	1,272	2,634	2,226
Retirement and Other Benefits	4,580	5,107	4,178	9,687	9,019
Payroll Taxes	2,643	4,247	2,568	6,890	6,740
Medical, Dental, and Life Insurance	3,926	4,465	3,820	8,391	7,281
Separation Expense	366	374	202	740	1,233
Total Salaries and Benefits	$53,511	$56,586	$52,148	$110,097	$106,570

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2019	2019	2018	2018	2018
Commercial
Commercial and Industrial	$1,408,729	$1,331,345	$1,331,149	$1,314,609	$1,282,967
Commercial Mortgage	2,411,289	2,381,213	2,302,356	2,237,020	2,169,357
Construction	119,228	132,775	170,061	176,447	185,350
Lease Financing	163,070	154,919	176,226	172,232	178,598
Total Commercial	4,102,316	4,000,252	3,979,792	3,900,308	3,816,272
Consumer
Residential Mortgage	3,785,006	3,702,553	3,673,796	3,596,627	3,548,444
Home Equity	1,694,577	1,698,666	1,681,442	1,625,208	1,622,314
Automobile	703,523	676,730	658,133	625,086	592,705
Other [1]	473,707	470,408	455,611	483,833	473,588
Total Consumer	6,656,813	6,548,357	6,468,982	6,330,754	6,237,051
Total Loans and Leases	$10,759,129	$10,548,609	$10,448,774	$10,231,062	$10,053,323

Deposits
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2019	2019	2018	2018	2018
Consumer	$7,880,284	$7,944,793	$7,726,731	$7,627,527	$7,672,435
Commercial	6,178,984	6,162,042	6,098,186	5,967,343	5,921,414
Public and Other	1,429,553	1,160,475	1,202,325	1,248,465	1,349,509
Total Deposits	$15,488,821	$15,267,310	$15,027,242	$14,843,335	$14,943,358

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2019	2019	2018	2018	2018
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$552	$393	$542	$1,205	$917
Commercial Mortgage	11,310	5,911	2,040	652	659
Total Commercial	11,862	6,304	2,582	1,857	1,576
Consumer
Residential Mortgage	4,697	5,599	5,321	6,359	6,722
Home Equity	2,486	2,797	3,671	3,673	3,933
Total Consumer	7,183	8,396	8,992	10,032	10,655
Total Non-Accrual Loans and Leases	19,045	14,700	11,574	11,889	12,231
Foreclosed Real Estate	2,737	3,225	1,356	1,909	2,926
Total Non-Performing Assets	$21,782	$17,925	$12,930	$13,798	$15,157

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$66	$10	$—	$2
Commercial Mortgage	—	—	—	—	5,680
Total Commercial	—	66	10	—	5,682
Consumer
Residential Mortgage	$1,859	$903	$2,446	$2,426	$2,281
Home Equity	2,981	3,381	2,684	3,112	3,016
Automobile	607	734	513	829	674
Other [1]	963	1,033	914	1,727	1,660
Total Consumer	6,410	6,051	6,557	8,094	7,631
Total Accruing Loans and Leases Past Due 90 Days or More	$6,410	$6,117	$6,567	$8,094	$13,313
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$48,563	$48,571	$48,731	$49,462	$50,212
Total Loans and Leases	$10,759,129	$10,548,609	$10,448,774	$10,231,062	$10,053,323

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.18%	0.14%	0.11%	0.12%	0.12%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.20%	0.17%	0.12%	0.13%	0.15%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.29%	0.16%	0.06%	0.05%	0.04%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.15%	0.18%	0.16%	0.19%	0.22%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.26%	0.23%	0.19%	0.21%	0.28%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$17,925	$12,930	$13,798	$15,157	$15,736
Additions	6,186	8,217	4,509	2,030	1,949
Reductions
Payments	(441)	(989)	(3,759)	(415)	(1,847)
Return to Accrual Status	(1,344)	(316)	(605)	(1,420)	(126)
Sales of Foreclosed Real Estate	(374)	—	(653)	(1,301)	(421)
Charge-offs/Write-downs	(170)	(1,917)	(360)	(253)	(134)
Total Reductions	(2,329)	(3,222)	(5,377)	(3,389)	(2,528)
Balance at End of Quarter	$21,782	$17,925	$12,930	$13,798	$15,157

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2019	2019	2018	2019	2018
Balance at Beginning of Period	$112,845	$113,515	$114,760	$113,515	$114,168
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(206)	(370)	(485)	(576)	(691)
Commercial Mortgage	—	(1,616)	—	(1,616)	—
Consumer
Residential Mortgage	(51)	(4)	(3)	(55)	(100)
Home Equity	(145)	(295)	(44)	(440)	(135)
Automobile	(1,691)	(1,753)	(1,515)	(3,444)	(3,769)
Other [1]	(3,036)	(2,790)	(3,614)	(5,826)	(6,954)
Total Loans and Leases Charged-Off	(5,129)	(6,828)	(5,661)	(11,957)	(11,649)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	401	501	366	902	694
Consumer
Residential Mortgage	95	484	214	579	434
Home Equity	746	588	451	1,334	1,076
Automobile	908	881	738	1,789	1,337
Other [1]	628	704	642	1,332	1,325
Total Recoveries on Loans and Leases Previously Charged-Off	2,778	3,158	2,411	5,936	4,866
Net Loans and Leases Charged-Off	(2,351)	(3,670)	(3,250)	(6,021)	(6,783)
Provision for Credit Losses	4,000	3,000	3,500	7,000	7,625
Balance at End of Period [2]	$114,494	$112,845	$115,010	$114,494	$115,010

Components
Allowance for Loan and Lease Losses	$107,672	$106,023	$108,188	$107,672	$108,188
Reserve for Unfunded Commitments	6,822	6,822	6,822	6,822	6,822
Total Reserve for Credit Losses	$114,494	$112,845	$115,010	$114,494	$115,010

Average Loans and Leases Outstanding	$10,631,558	$10,467,321	$9,962,860	$10,549,893	$9,883,746

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.09%	0.14%	0.13%	0.12%	0.14%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.00%	1.01%	1.08%	1.00%	1.08%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13a
			Investment
			Services and
	Retail	Commercial	Private	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Banking	and Other	Total
Three Months Ended June 30, 2019
Net Interest Income	$67,217	$45,703	$9,846	$1,331	$124,097
Provision for Credit Losses	2,527	(175)	(1)	1,649	4,000
Net Interest Income After Provision for Credit Losses	64,690	45,878	9,847	(318)	120,097
Noninterest Income	21,108	6,938	14,859	2,545	45,450
Noninterest Expense	(52,086)	(21,260)	(16,457)	(2,922)	(92,725)
Income Before Provision for Income Taxes	33,712	31,556	8,249	(695)	72,822
Provision for Income Taxes	(8,231)	(7,945)	(2,174)	2,447	(15,903)
Net Income	$25,481	$23,611	$6,075	$1,752	$56,919
Total Assets as of June 30, 2019	$6,586,854	$4,089,452	$337,484	$6,675,055	$17,688,845

Three Months Ended June 30, 2018
Net Interest Income	$65,683	$44,010	$10,526	$277	$120,496
Provision for Credit Losses	3,445	(194)	—	249	3,500
Net Interest Income After Provision for Credit Losses	62,238	44,204	10,526	28	116,996
Noninterest Income	19,598	5,512	14,745	1,443	41,298
Noninterest Expense	(51,939)	(19,858)	(16,400)	(2,594)	(90,791)
Income Before Provision for Income Taxes	29,897	29,858	8,871	(1,123)	67,503
Provision for Income Taxes	(7,473)	(6,740)	(2,338)	3,766	(12,785)
Net Income	$22,424	$23,118	$6,533	$2,643	$54,718
Total Assets as of June 30, 2018	$6,142,457	$3,799,535	$342,464	$6,839,706	$17,124,162

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13b
			Investment
			Services and
	Retail	Commercial	Private	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Banking	and Other	Total
Six Months Ended June 30, 2019
Net Interest Income	$133,371	$92,993	$20,044	$2,526	$248,934
Provision for Credit Losses	4,768	1,271	(18)	979	7,000
Net Interest Income After Provision for Credit Losses	128,603	91,722	20,062	1,547	241,934
Noninterest Income	42,341	13,999	28,104	4,685	89,129
Noninterest Expense	(104,610)	(42,215)	(33,360)	(5,597)	(185,782)
Income Before Provision for Income Taxes	66,334	63,506	14,806	635	145,281
Provision for Income Taxes	(16,336)	(13,947)	(3,903)	4,623	(29,563)
Net Income	$49,998	$49,559	$10,903	$5,258	$115,718
Total Assets as of June 30, 2019	$6,586,854	$4,089,452	$337,484	$6,675,055	$17,688,845

Six Months Ended June 30, 2018
Net Interest Income	$130,080	$86,908	$20,413	$2,051	$239,452
Provision for Credit Losses	7,188	(345)	(60)	842	7,625
Net Interest Income After Provision for Credit Losses	122,892	87,253	20,473	1,209	231,827
Noninterest Income	38,851	11,154	28,415	6,913	85,333
Noninterest Expense	(106,538)	(40,190)	(32,607)	(5,840)	(185,175)
Income Before Provision for Income Taxes	55,205	58,217	16,281	2,282	131,985
Provision for Income Taxes	(13,764)	(13,564)	(4,292)	8,393	(23,227)
Net Income	$41,441	$44,653	$11,989	$10,675	$108,758
Total Assets as of June 30, 2018	$6,142,457	$3,799,535	$342,464	$6,839,706	$17,124,162

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2019	2019	2018	2018	2018
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$110,401	$108,511	$107,404	$104,248	$101,311
Income on Investment Securities
Available-for-Sale	15,072	13,432	13,043	12,588	12,380
Held-to-Maturity	22,149	21,921	21,482	20,821	20,711
Deposits	9	15	10	10	(4)
Funds Sold	730	1,444	727	1,393	846
Other	210	319	352	364	341
Total Interest Income	148,571	145,642	143,018	139,424	135,585
Interest Expense
Deposits	18,628	15,284	13,172	10,931	9,459
Securities Sold Under Agreements to Repurchase	4,623	4,571	4,671	4,667	4,617
Funds Purchased	512	157	440	33	83
Short-Term Borrowings	1	36	88	28	13
Other Debt	710	757	674	838	917
Total Interest Expense	24,474	20,805	19,045	16,497	15,089
Net Interest Income	124,097	124,837	123,973	122,927	120,496
Provision for Credit Losses	4,000	3,000	2,000	3,800	3,500
Net Interest Income After Provision for Credit Losses	120,097	121,837	121,973	119,127	116,996
Noninterest Income
Trust and Asset Management	11,385	10,761	10,558	10,782	11,356
Mortgage Banking	3,336	2,287	2,148	1,965	2,179
Service Charges on Deposit Accounts	7,283	7,364	7,562	7,255	6,865
Fees, Exchange, and Other Service Charges	14,252	14,208	14,576	14,173	14,400
Investment Securities Gains (Losses), Net	(776)	(835)	(841)	(729)	(1,702)
Annuity and Insurance	1,806	2,578	1,409	1,360	1,847
Bank-Owned Life Insurance	1,779	1,710	1,941	1,620	1,796
Other	6,385	5,606	4,755	5,056	4,557
Total Noninterest Income	45,450	43,679	42,108	41,482	41,298
Noninterest Expense
Salaries and Benefits	53,511	56,586	54,856	51,782	52,148
Net Occupancy	8,579	7,594	8,918	8,702	8,588
Net Equipment	6,895	6,833	6,364	6,116	5,845
Data Processing	4,727	4,526	5,151	4,241	4,563
Professional Fees	2,177	2,453	2,467	2,206	2,546
FDIC Insurance	1,290	1,269	1,336	2,057	2,182
Other	15,546	13,796	16,819	15,434	14,919
Total Noninterest Expense	92,725	93,057	95,911	90,538	90,791
Income Before Provision for Income Taxes	72,822	72,459	68,170	70,071	67,503
Provision for Income Taxes	15,903	13,660	14,259	13,138	12,785
Net Income	$56,919	$58,799	$53,911	$56,933	$54,718

Basic Earnings Per Share	$1.40	$1.44	$1.30	$1.37	$1.31
Diluted Earnings Per Share	$1.40	$1.43	$1.30	$1.36	$1.30

Balance Sheet Totals
Loans and Leases	$10,759,129	$10,548,609	$10,448,774	$10,231,062	$10,053,323
Total Assets	17,688,845	17,446,413	17,143,974	16,991,734	17,124,162
Total Deposits	15,488,821	15,267,310	15,027,242	14,843,335	14,943,358
Total Shareholders' Equity	1,285,948	1,269,690	1,268,200	1,253,327	1,247,717

Performance Ratios
Return on Average Assets	1.31%	1.38%	1.26%	1.33%	1.30%
Return on Average Shareholders' Equity	17.97	18.81	17.05	18.06	17.68
Efficiency Ratio [1]	54.69	55.22	57.75	55.07	56.12
Net Interest Margin [2]	3.04	3.12	3.10	3.07	3.04

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends					Table 15
	Five Months Ended		Year Ended
($ in millions; jobs in thousands)	May 31, 2019		December 31, 2018		December 31, 2017
Hawaii Economic Trends
State General Fund Revenues [1]	$3,196.6	6.4%	$6,933.1	6.9%	$6,485.0	4.3%
General Excise and Use Tax Revenue [1]	$1,551.9	8.3%	$3,426.5	2.3%	$3,349.8	4.5%
Jobs [2]	648.9		660.0		664.5

				June 30,	December 31,
(spot rates)				2019	2018	2017
Unemployment [3]
Statewide, seasonally adjusted				2.8%	2.5%	2.1%

Oahu				3.1	2.2	1.7
Island of Hawaii				4.1	2.9	2.0
Maui				3.1	2.3	1.8
Kauai				3.1	2.3	1.7

			June 30,	December 31,
(percentage change, except months of inventory)			2019	2018	2017	2016
Housing Trends (Single Family Oahu) [4]
Median Home Price			(0.5)%	4.6%	2.7%	5.0%
Home Sales Volume (units)			(3.7)%	(7.7)%	6.3%	6.5%
Months of Inventory			3.6	2.8	2.1	2.5

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]

May 31, 2019				841.4		4.6
April 30, 2019				856.3		6.6
March 31, 2019				939.1		3.9
February 28, 2019				782.6		0.5
January 31, 2019				820.6		3.0
December 31, 2018				910.1		3.4
November 30, 2018				782.0		4.3
October 31, 2018				770.4		4.4
September 30, 2018				724.9		3.5
August 31, 2018				845.1		3.2
July 31, 2018				939.4		5.3
June 30, 2018				897.1		7.3
May 31, 2018				804.1		7.0
April 30, 2018				803.0		6.6
March 31, 2018				903.6		12.5
February 28, 2018				778.6		10.3
January 31, 2018				796.5		5.4
December 31, 2017				879.7		6.2
November 30, 2017				749.5		7.5
October 31, 2017				737.6		2.9
September 30, 2017				700.5		4.9
August 31, 2017				818.6		4.8
July 31, 2017				891.9		6.8
June 30, 2017				835.9		4.5
May 31, 2017				751.2		4.5
April 30, 2017				753.0		7.5
March 31, 2017				802.8		2.1
February 28, 2017				706.1		2.5
January 31, 2017				756.0		4.9

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor Statistics
[3] Source: Hawaii Department of Labor and Industrial Relations, County jobs data not seasonally adjusted.
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority